UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2025 (August 25, 2025)

____________________________

Spirit Aviation Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35186	33-3711797
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Radiant Drive
Dania Beach, Florida 33004
(Address of principal executive offices, including zip code)

(954) 447-7920
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	FLYY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03  Bankruptcy or Receivership.

Voluntary Petition for Reorganization

On August 29, 2025, Spirit Aviation Holdings, Inc. (“Spirit” or the “Company”), as well as Spirit Airlines, LLC (formerly known as Spirit Airlines, Inc.) (“Spirit Airlines”), Spirit IP Cayman Ltd. (“Brand IP Issuer”), Spirit Loyalty Cayman Ltd. (“Loyalty IP Issuer” and, together with Brand IP Issuer, the “Co-Issuers”), Spirit Finance Cayman 1 Ltd., Spirit Finance Cayman 2 Ltd. each a direct or indirect subsidiary of Spirit, filed a petition under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the Bankruptcy Court (the “Chapter 11 Cases”).

Spirit will continue to operate its business as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

Additional information about the Chapter 11 Cases may be obtained at https://dm.epiq11.com/SpiritAirlines.

Item 2.04  Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Undelivered AerCap Aircraft Leases

As previously disclosed, on July 30, 2024, Spirit Airlines entered into a direct lease transaction with certain affiliates of AerCap Holdings N.V. (“AerCap”) for 36 aircraft scheduled for delivery between 2027 and 2028 (the “Leased Aircraft”) which were originally part of the order book for Spirit Airlines. Under the terms of the transaction, AerCap agreed to assume the delivery positions for the Leased Aircraft and related pre-delivery payment obligations. AerCap additionally agreed to lease each Leased Aircraft to Spirit Airlines upon delivery by Airbus, pursuant to 36 lease agreements, each dated as of July 30, 2024, by and between Wilmington Trust Company, acting solely as owner trustee (the “Lessor”) and Spirit Airlines, as lessee (collectively, the “Undelivered Aircraft Leases”).

On August 25, 2025, the Company received a written notice from the Lessor asserting that certain events of default under the Undelivered Aircraft Leases had occurred and were continuing and that the Lessor was terminating the Undelivered Aircraft Leases. Under each Undelivered Aircraft Lease, in the event that the termination date of the leases occurs prior to delivery date of the relevant aircraft, a lease termination fee of $2.1 million becomes immediately due and payable to the Lessor under the lease.

The Company disagrees with the assertion that an event of default has occurred and is continuing under any Undelivered Aircraft Lease, and asserts that no such event of default has occurred or is continuing, and consequently that the termination of the Undelivered Aircraft Leases is invalid. The Company is currently in discussions with AerCap with respect to the Undelivered Aircraft Leases. No assurance can be given that the parties will reach an amicable resolution on a timely basis, on favorable terms, or at all. If an amicable resolution is not reached promptly, the Company will take legal action to contest the alleged events of default and terminations to enforce its rights under the Undelivered Aircraft Leases. If the Company is unable to resolve the alleged events of default and termination under the Undelivered Aircraft Leases, it could have a material adverse effect on the Company’s liquidity, financial condition and results of operations.

Chapter 11 Filing

The filing of the Chapter 11 Cases described above in Item 1.03 constitutes an event of default that accelerated obligations of Spirit Airlines under the following debt instruments (the “Debt Instruments”):

•	Approximately $856.0 million of PIK Toggle Senior Secured Notes due 2030 (the “Senior Secured Notes”) issued pursuant to that Indenture, dated March 12, 2025, as amended, by and among the Co-Issuers, the Company, Spirit Airlines, the subsidiary guarantors and Wilmington Trust, National Association, as trustee and collateral custodian.

•	Approximately $275.0 million of borrowings (plus any accrued but unpaid interest in respect thereof) under the Amended and Restated Credit and Guaranty Agreement (the “Revolving Credit Agreement”), dated as of March 12, 2025, by and among Spirit Airlines, the guarantors party thereto, the lenders party thereto, Citibank, N.A., as administrative agent, and Wilmington Trust, National Association as collateral agent, relating to our Revolving Loans (as defined in the Revolving Credit Agreement).

•	Approximately $636.0 million of borrowings (plus any accrued but unpaid interest in respect thereof) under certain enhanced equipment trust certificates (“EETCs”) debt agreements between Spirit Airlines and Wilmington, as trustee.

•	Approximately $849.0 million owed pursuant to individual aircraft loans issued to finance the purchase of specific aircraft.

The Debt Instruments provide that, as a result of the Chapter 11 Cases, the principal and interest due thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed as a result of the commencement of the Chapter 11 Cases, and the creditors’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2025, the Company entered into retention award agreements (the “Retention Agreements”) with each of the Company’s current named executive officers, pursuant to which the named executive officers received payment of one-time cash retention awards (the “Retention Awards”) in the aggregate amounts set forth in the table below. Pursuant to the terms of each Retention Agreement, if the named executive officer ceases to be actively employed by the Company in good standing prior to the earliest to occur of (i) the one year anniversary of the effective date of the Retention Agreement, (ii) the date that is 90 days following the date of a “change in control” (as defined in the Retention Agreement) and (iii) the date that is 90 days following the date that the Company emerges from its restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, the named executive officer is required to repay to the Company the Retention Award (on a post-tax basis) within 10 days following such termination, except if the executive’s employment terminates due to death or “disability,” by the Company without “cause” or due to the executive’s resignation for “good reason” (each as defined in the Retention Agreement).

In addition, pursuant to the Retention Agreement entered into with David Davis, President & Chief Executive Officer of the Company, the second installment of the sign-on bonus payment payable to Mr. Davis pursuant to his existing employment agreement with the Company dated as of April 16, 2025 (the “Employment Agreement”), the amount of which was previously transferred by the Company to a third-party escrow fund in April 2025, was disbursed to Mr. Davis as of the date of the Retention Agreement. Under the Retention Agreement, this second installment of the sign-on bonus will be subject to repayment to the Company on the same terms as Mr. Davis’s Retention Award.

Pursuant to the Retention Agreements, each of the named executive officers has agreed that they shall have no further rights to participate in, or otherwise receive any payments under, the Company’s short-term cash incentive program for 2025. In addition, Mr. Davis has agreed that he shall have no further rights or entitlements to receive his prorated annual short term incentive for 2025 nor the existing $4.0 million retention incentive payable to Mr. Davis in certain circumstances under his Employment Agreement.

The foregoing description of the Retention Agreements does not purport to be complete and is qualified in its entirety by reference to the Retention Agreements, the forms of which are filed herewith as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Named Executive Officer	Retention Award
David Davis, President & Chief Executive Officer	$2,918,000
Frederick S. Cromer, Executive Vice President & Chief Financial Officer	$1,185,000
Thomas Canfield, Executive Vice President & General Counsel	$1,082,000
John Bendoraitis, Executive Vice President & Chief Operating Officer	$1,132,000

Item 7.01  Regulation FD Disclosure.

Press Release

On August 29, 2025, Spirit issued a press release announcing the filing of the Chapter 11 Cases. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Company further discloses that it intends to continue to make public disclosure from time to time on its investor relations website (https://ir.spirit.com/) as a routine channel of distribution for company information, including as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s website in addition to following press releases, SEC filings and public conference calls and webcasts. The Company disclaims any obligation to update or maintain such information on that website on an ongoing basis.

The information contained in this Item 7.01, including in Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (“the Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Current Report on Form 8-K (including any exhibit hereto or any information included herein or therein) shall not be deemed an admission to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 8.01.  Other Events.

Existing AerCap Aircraft Leases

On August 25, 2025, the Company received an additional written notice from the Lessor with respect to 37 existing lease agreements with certain affiliates of AerCap, dated as of 2013, 2018, 2019 and 2021, respectively, by and between the Lessor and Spirit Airlines, as lessee (the “Existing Aircraft Leases”), asserting that events of default had occurred and were continuing under the Existing Lease Agreements. At this time, the Lessor has (i) not accelerated or demanded any payment, (ii) not foreclosed on all or any part of any lien or security interest created by any of the Existing Aircraft Leases and (iii) not exercised any other rights or remedies that may be available to the Lessor with respect to the Existing Aircraft Leases.

The Company disagrees with the assertion that an event of default has occurred and is continuing under any Existing Aircraft Lease. The Company is currently in discussions with AerCap with respect to the Existing Aircraft Leases. However, no assurance can be given that the parties will reach an amicable resolution on a timely basis, on favorable terms, or at all. If an amicable resolution is not reached promptly, the Company will take legal action to contest the alleged events of default and to enforce its rights under the Existing Aircraft Leases.

***

Cautionary Note Regarding the Chapter 11 Cases

The Company cautions that trading in the Company’s common stock during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s common stock may bear little or no relationship to the actual recovery, if any, by holders of the Company’s common stock in the Chapter 11 Cases. The Company expects that holders of the Company’s common stock will not receive distributions in the Chapter 11 Cases, and that the equity will be canceled under the Plan.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) which are subject to the “safe harbor” created by those sections. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and similar expressions intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding Spirit’s expectations with respect to operating in the normal course, statements regarding Spirit's proposed transformation plan, the Chapter 11 process, discussions with AerCap regarding the Undelivered Aircraft Leases and Existing Aircraft Leases, including any potential litigation as a result of such discussions, and potential delisting of Spirit’s common stock by NYSE American and the subsequent trading of Spirit common stock in over-the-counter markets. Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others, risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Court with respect to motions or other requests made to the Court throughout the course of Chapter 11; the effects of Chapter 11, including increased legal and other professional costs necessary to execute the Company’s restructuring process, on the Company’s liquidity (including the availability of operating capital during the pendency of Chapter 11); the effects of Chapter 11 on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of Chapter 11; objections to the Company’s restructuring process or other pleadings filed that could protract Chapter 11; risks associated with Spirit proposed transformation plan; risks associated with third-party motions in Chapter 11; Court rulings in the Chapter 11 and the outcome of Chapter 11 in general; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; risks associated with the potential delisting or the suspension of trading in its common stock by NYSE American, and the subsequent trading of Spirit common stock in over-the-counter markets, the impact of litigation and regulatory proceedings; and other factors discussed in the Company’s Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC and other factors, as described in the Company’s filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as supplemented in the Company’s Quarterly Report on Form 10-Q for the fiscal quarters ended March 31, 2025 and June 30, 2025. Furthermore, such forward-looking statements speak only as of the date of this Current Report. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to us, (ii) that we currently deem to be immaterial, or (iii) that could apply to any company, could also materially adversely affect our business, financial condition, or future results.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Retention Agreement, dated as of August 29, 2025, by and among Spirit Aviation Holdings, Inc. and a named executive officer of the Company.

10.2	Form of Retention Agreement, dated as of August 29, 2025, by and among Spirit Aviation Holdings, Inc. and David Davis.

99.1	Press Release, dated as of August 29, 2025, issued by Spirit Aviation Holdings, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2025

SPIRIT AVIATION HOLDINGS, INC.

By:	/s/ Thomas Canfield
	Name:	Thomas Canfield
	Title:	Executive Vice President and General Counsel